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                                                                    EXHIBIT 10.6

                           DIRECT ALLIANCE CORPORATION
                          2000 LONG-TERM INCENTIVE PLAN


ARTICLE 1  PURPOSE

         1.1 GENERAL. The purpose of the Direct Alliance Corporation 2000 Long-Term Incentive Plan (the "Plan") is to promote the success, and enhance the value, of Direct Alliance Corporation (the "Company") by linking the personal interests of its, its parent's, and its corporate affiliates' officers, employees, directors, and consultants or independent contractors to those of Company stockholders and by providing its officers, employees, directors, and consultants or independent contractors with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of officers, employees, directors, and consultants or independent contractors upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to officers, employees, directors, and consultants or independent contractors of the Company, its parent, and its corporate affiliates.

ARTICLE 2  EFFECTIVE DATE

         2.1 EFFECTIVE DATE. The Plan is effective as of May 2, 2000 (the "Effective Date").

ARTICLE 3  DEFINITIONS AND CONSTRUCTION

         3.1 DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Sections 1.1 or 2.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

                  (a) "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, or Performance Share Award granted to a Participant under the Plan.

                  (b) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

                  (c) "Board" means the Board of Directors of the Company.

                  (d) "Change of Control" means and includes each of the following:

                           (1) When the individuals who, at the beginning of any
period of two years or less, constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period;

                           (2) A change of control of the Company through a
transaction or series of transactions, such that any person (as that term is used in Sections 13 and 14(d)(2) of the 1934 Act), excluding affiliated persons or companies (as those terms are defined in Section 3(a)(19) of the 1934 Act)


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of the Company as of the Effective Date, is or becomes the beneficial owner (as that term is used in Section 13(d) of the 1934 Act) directly or indirectly of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities;

                           (3) Any consolidation or liquidation of the Company
in which either the Company or a corporate affiliate under majority common ownership with the Company prior to such consolidation or liquidation is not the continuing or surviving corporation or pursuant to which Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the shares of Stock immediately before the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger;

                           (4) The stockholders of the Company approve any plan
or proposal for the liquidation or dissolution of the Company; or

                           (5) Substantially all of the assets of the Company
are sold or otherwise transferred to parties that are not within a "controlled group of corporations" (as defined in Section 1563 of the Code) of which the Company is a member.

                  (e) "Code" means the Internal Revenue Code of 1986, as amended.

                  (f) "Committee" means the committee of the Board described in
Article 4. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

                  (g) "Corporate Affiliate" means any company under majority common ownership with the Company or with any Parent or Subsidiary of the Company.

                  (h) "Disability" shall mean any illness or other physical or mental condition of a Participant which renders the Participant incapable of performing his customary and usual duties for the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which in the judgment of the Committee is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition.

                  (i) "Fair Market Value" means, as of any given date, the fair market value of Stock or other property on a particular date determined by such methods or procedures as may be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock as of any date shall be the closing price for the Stock as reported on the NASDAQ National Market System (or on any national securities exchange on which the Stock is then listed) for that date or, if no closing price is so reported for that date, the closing price on the next preceding date for which a closing price was reported.

                  (j) "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

                  (k) "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.



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                  (l) "Option" means a right granted to a Participant under
Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

                  (m) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

                  (n) "Participant" means a person who, as an officer, employee, director, and consultant or independent contractor of the Company or any Subsidiary, Parent or other Corporate Affiliate has been granted an Award under the Plan.

                  (o) "Performance Share" means a right granted to a Participant under Article 9, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee.

                  (p) "Plan" means the Direct Alliance Corporation 2000 Long-Term Incentive Plan, as amended from time to time.

                  (q) "Restricted Stock Award" means Stock granted to a Participant under Article 10 that is subject to certain restrictions and to risk of forfeiture.

                  (r) "Retirement" means a Participant's termination of employment with the Company after attaining any normal or early retirement age specified in any pension, profit sharing or other retirement program sponsored by the Company.

                  (s) "Stock" means the common stock of the Company and such other securities of the Company that may be substituted for Stock pursuant to
Article 12.

                  (t) "Stock Appreciation Right" or "SAR" means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

                  (u) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

ARTICLE 4  ADMINISTRATION

         4.1 COMMITTEE. The Plan shall be administered by a Committee that is appointed by, and shall serve at the discretion of, the Board in accordance with applicable law.

         4.2 ACTION BY THE COMMITTEE. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present and acts approved in writing by a majority of the Committee in lieu of a meeting shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Parent


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or Subsidiary, the Company's or any Parent's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company or any Parent to assist in the administration of the Plan.

         4.3 AUTHORITY OF COMMITTEE. The Committee has the exclusive power, authority and discretion to:

                  (a) Designate Participants to receive Awards;

                  (b) Determine the type or types of Awards to be granted to each Participant;

                  (c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

                  (d) Determine the terms and conditions of any Award granted under the Plan including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines; provided, however, that the Committee shall not have the authority to accelerate the vesting, or waive the forfeiture, of any Performance-Based Awards;

                  (e) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

                  (f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

                  (g) Decide all other matters that must be determined in connection with an Award;

                  (h) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

                  (i) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

                  (j) Reduce the option price of any option to the then Fair Market Value if the Fair Market Value of the Common Stock covered by such option has declined since the date such option was granted.

         4.4 DECISIONS BINDING. The Committee's interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

ARTICLE 5  SHARES SUBJECT TO THE PLAN

         5.1 NUMBER OF SHARES. Subject to adjustment provided in Section 13.1, the aggregate number of shares of Stock reserved and available for grant under the Plan shall be 4,500,000.



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         5.2 LAPSED AWARDS. To the extent that an Award terminates, expires or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan and shares subject to SARs or other Awards settled in cash will be available for the grant of an Award under the Plan.

         5.3 STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

ARTICLE 6  ELIGIBILITY AND PARTICIPATION

         6.1 ELIGIBILITY. Persons eligible to participate in this Plan include all officers, employees, directors, and consultants or independent contractors of the Company, or any Parent, Subsidiary or other Corporate Affiliate, as determined by the Committee, including employees who are also members of the Board.

         6.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No individual shall have any right to be granted an Award under this Plan.

ARTICLE 7  STOCK OPTIONS

         7.1 GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

                  (a) EXERCISE PRICE. The exercise price per share of Stock under an Option shall be determined by the Committee and set forth in the Award Agreement. It is the intention under the Plan that the exercise price for any Option shall not be less than the Fair Market Value as of the date of grant; provided, however that the Committee may, in its discretion, grant Options (other than Incentive Stock Options) with an exercise price of less than Fair Market Value on the date of grant.

                  (b) TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part. The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

                  (c) PAYMENT. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock, or other property (including broker-assisted "cashless exercise" arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants.

                  (d) EVIDENCE OF GRANT. All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such provisions as may be specified by the Committee.

         7.2 INCENTIVE STOCK OPTIONS. Incentive Stock Options shall be granted only to employees of the Company or any Parent or Subsidiary and the terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:



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                  (a) EXERCISE PRICE. The exercise price per share of Stock
shall be set by the Committee, provided that the exercise price for any Incentive Stock Option may not be less than the Fair Market Value as of the date of the grant.

                  (b) EXERCISE. In no event, may any Incentive Stock Option be exercisable for more than ten years from the date of its grant.

                  (c) LAPSE OF OPTION. An Incentive Stock Option shall lapse under the following circumstances:

                           (1) The Incentive Stock Option shall lapse ten years
from the date it is granted, unless an earlier time is set in the Award
Agreement.

                           (2) The Incentive Stock Option shall lapse three
months after the Participant's termination of employment, if the termination of employment was attributable to (i) Disability, (ii) Retirement, or (iii) for any other reason, provided that the Committee has approved, in writing, the continuation of any Incentive Stock Option outstanding on the date of the Participant's termination of employment.

                           (3) If the Participant separates from employment
other than as provided in paragraph (2), the Incentive Stock Option shall lapse seven (7) days following the Participant's termination of employment.

                           (4) If the Participant dies before the Option lapses
pursuant to paragraph (1), (2) or (3), above, the Incentive Stock Option shall lapse, unless it is previously exercised, on the earlier of (i) the date on which the Option would have lapsed had the Participant lived and had his employment status (i.e., whether the Participant was employed by the Company on the date of his death or had previously terminated employment) remained unchanged; or (ii) 12 months after the date of the Participant's death. Upon the Participant's death, any Incentive Stock Options exercisable at the Participant's death may be exercised by the Participant's legal representative or representatives, by the person or persons entitled to do so under the Participant's last will and testament, or, if the Participant shall fail to make testamentary disposition of such Incentive Stock Option or shall die intestate, by the person or persons entitled to receive said Incentive Stock Option under the applicable laws of descent and distribution.

                  (d) INDIVIDUAL DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. Such $100,000.00 annual limitation applies to the total of (i) all shares of Stock with respect to which Incentive Stock Options are first exercisable under this Plan and (ii) all shares of Stock in all Parent companies and in all subsidiaries thereof with respect to which Incentive Stock Options are first exercisable under such companies' various stock benefit plan(s). To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

                  (e) TEN PERCENT OWNERS. An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.



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                  (f) EXPIRATION OF INCENTIVE STOCK OPTIONS. No Award of an
Incentive Stock Option may be made pursuant to this Plan after the tenth anniversary of the Effective Date.

                  (g) RIGHT TO EXERCISE. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant.

ARTICLE 8  STOCK APPRECIATION RIGHTS

         8.1 GRANT OF SARs. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

                  (a) RIGHT TO PAYMENT. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

                           (1) The Fair Market Value of a share of Stock on the
date of exercise; over

                           (2) The grant price of the Stock Appreciation Right
as determined by the Committee, which shall not be less than the Fair Market Value of a share of Stock on the date of grant in the case of any SAR related to any Incentive Stock Option.

                  (b) OTHER TERMS. All awards of Stock Appreciation Rights shall be evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement.

ARTICLE 9  PERFORMANCE SHARES

         9.1 GRANT OF PERFORMANCE SHARES. The Committee is authorized to grant Performance Shares to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Shares granted to each Participant. All Awards of Performance Shares shall be evidenced by an Award Agreement.

         9.2 RIGHT TO PAYMENT. A grant of Performance Shares gives the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Shares are granted, in whole or in part, as the Committee shall establish at grant or thereafter. The Committee shall set performance goals and other terms or conditions to payment of the Performance Shares in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Shares that will be paid to the Participant, provided that the time period during which the performance goals must be met shall, in all cases, exceed six months.

         9.3 OTHER TERMS. Performance Shares may be payable in cash, Stock, or other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Agreement.

ARTICLE 10 RESTRICTED STOCK AWARDS

         10.1 GRANT OF RESTRICTED STOCK. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be


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selected by the Committee. All Awards of Restricted Stock shall be evidenced by a Restricted Stock Award Agreement.

         10.2 ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

         10.3 FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company, provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

         10.4 CERTIFICATES FOR RESTRICTED STOCK. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company shall retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 11 PROVISIONS APPLICABLE TO AWARDS

         11.1 STAND-ALONE, TANDEM, AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Committee may require the surrender of such other Award in consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

         11.2 EXCHANGE PROVISIONS. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award (subject to Section 11.1), based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made.

         11.3 TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from the date of its grant.

         11.4 FORM OF PAYMENT FOR AWARDS. Subject to the terms of the Plan and any applicable law or Award Agreement, payments or transfers to be made by the Company or a Subsidiary on the grant or exercise of an Award may be made in such forms as the Committee determines at or after the time of grant, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.



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         11.5 LIMITS ON TRANSFER. No right or interest of a Participant in any
Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, no Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution.

         11.6 BENEFICIARIES. Notwithstanding Section 11.5, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married, a designation of a person other than the Participant's spouse as his beneficiary with respect to more than 50 percent of the Participant's interest in the Award shall not be effective without the written consent of the Participant's spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto under the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

         11.7 STOCK CERTIFICATES. All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with Federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on with the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock.

         11.8 TENDER OFFERS. In the event of a public tender for all or any portion of the Stock, or in the event that a proposal to merge, consolidate, or otherwise combine with another company is submitted for stockholder approval, the Committee may in its sole discretion declare previously granted Options to be immediately exercisable. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

         11.9 ACCELERATION UPON A CHANGE OF CONTROL. If a Change of Control occurs, all outstanding Options, Stock Appreciation Rights, and other Awards shall become fully exercisable and all restrictions on outstanding Awards shall lapse. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options. Upon, or in anticipation of, such an event, the Committee may cause every Award outstanding hereunder to terminate at a specific time in the future and shall give each Participant the right to exercise Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine, except in the event that the surviving or resulting entity agrees to assume the Awards on terms and conditions that substantially preserve the Participant's rights and benefits of the Award then outstanding.

         11.10 EFFECT OF TERMINATION OF EMPLOYMENT OR SERVICE. Notwithstanding any other provision of this Plan, upon the termination of a Participant's employment or service with the Company or any Parent or Subsidiary under any circumstances, all Awards shall immediately terminate as to any Option shares that have not previously vested as of the date of such termination.



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         11.11 LAPSE OF AWARD. Notwithstanding any other provision of this Plan, in the event of a Participant's termination of employment or service with the Company or any Subsidiary, Parent or other Corporate Affiliate for "Cause" (as defined below), all outstanding Awards to that Participant shall immediately terminate in full as of the date of such termination of employment or service. For purposes of this Agreement, "Cause" shall mean the occurrence of any of the following events, as determined by the Committee in its sole and absolute discretion and which determination shall be final:

                  (a) The Participant's conviction of or guilty plea to the commission of an act or acts constituting a felony under the laws of the United States or any state thereof;

                  (b) Action by the Participant toward the Company or any Parent or Subsidiary involving personal dishonesty, theft or fraud in connection with the Participant's duties as an employee of or consultant to the Company or any Parent or Subsidiary;

                  (c) The Participant's willful failure to abide by or follow lawful directions of the Company or any Parent or Subsidiary; or

                  (d) Other material breach by the Participant of any employment or consulting agreement between Participant and the Company or any Parent or Subsidiary.

ARTICLE 12 CHANGES IN CAPITAL STRUCTURE

         12.1 GENERAL. In the event a stock dividend is declared upon the Stock, the shares of Stock then subject to each Award shall be increased proportionately without any change in the aggregate purchase price therefor. In the event the Stock shall be changed into or exchanged for a different number or class of shares of Stock or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, there shall be substituted for each such share of Stock then subject to each Award the number and class of shares of Stock into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to each Award.

         12.2 OUTSTANDING AWARDS AND CHANGE IN CONTROL. In connection with any Change in Control the Committee may provide, in its sole discretion, for the cancellation of any outstanding Awards and payment in cash, stock or other property therefor.

ARTICLE 13 AMENDMENT, MODIFICATION AND TERMINATION

         13.1 AMENDMENT, MODIFICATION AND TERMINATION. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan.

         13.2 AWARDS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant.

ARTICLE 14 GENERAL PROVISIONS

         14.1 NO RIGHTS TO AWARDS. No Participant , employee, or other person shall have any claim to be granted any Award under the Plan, and neither the Company nor the Committee is obligated to treat Participants, employees, and other persons uniformly.



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         14.2 NO STOCKHOLDERS RIGHTS. No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

         14.3 WITHHOLDING. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of this Plan.

         14.4 NO RIGHT TO EMPLOYMENT. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Subsidiary.

         14.5 UNFUNDED STATUS OF AWARDS. The Plan is intended to be an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

         14.6 INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

         14.7 RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary.

         14.8 EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

         14.9 TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

         14.10 FRACTIONAL SHARES. No fractional shares of stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

         14.11 GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the Securities Act of 1933, as amended (the "1933 Act"), any of the


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shares of Stock paid under the Plan. If the shares paid under the Plan may in certain circumstances be exempt from registration under the 1933 Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

         14.12 GOVERNING LAW. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Arizona.







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